UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 12, 2015

(Date of earliest event reported)

PG&E CORPORATION

(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)

(415) 973-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)

(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 12, 2015, Pacific Gas and Electric Company completed its sale of $400,000,000 aggregate principal amount of its 3.50% Senior Notes due June 15, 2025 and $100,000,000 aggregate principal amount of its 4.30% Senior Notes due March 15, 2045. For further information concerning the notes, refer to the exhibits attached to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Twenty-Fifth Supplemental Indenture, dated as of June 12, 2015, relating to the issuance of $400,000,000 aggregate principal amount of Pacific Gas and Electric Company’s 3.50% Senior Notes due June 15, 2025 and $100,000,000 aggregate principal amount of its 4.30% Senior Notes due March 15, 2045.

4.2	Specimen of 3.50% Senior Notes due June 15, 2025 (included as Exhibit A to Twenty-Fifth Supplemental Indenture filed as Exhibit 4.1).

4.3	Specimen of 4.30% Senior Notes due March 15, 2045 (included as Exhibit B to Twenty-Fifth Supplemental Indenture filed as Exhibit 4.1).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: June 12, 2015		Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: June 12, 2015		Vice President, Corporate Governance and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Twenty-Fifth Supplemental Indenture, dated as of June 12, 2015, relating to the issuance of $400,000,000 aggregate principal amount of Pacific Gas and Electric Company’s 3.50% Senior Notes due June 15, 2025 and $100,000,000 aggregate principal amount of its 4.30% Senior Notes due March 15, 2045.

4.2	Specimen of 3.50% Senior Notes due June 15, 2025 (included as Exhibit A to Twenty-Fifth Supplemental Indenture filed as Exhibit 4.1).

4.3	Specimen of 4.30% Senior Notes due March 15, 2045 (included as Exhibit B to Twenty-Fifth Supplemental Indenture filed as Exhibit 4.1).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).